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                                                                    EXHIBIT 10.4


                               SECURITY AGREEMENT



                 THIS SECURITY AGREEMENT (this "Agreement"), dated as of May 31, 1995 among MHI ACQUISITION CORPORATION I, a Delaware corporation ("Mergerco I"), MHI ACQUISITION CORPORATION II, a Delaware corporation ("Mergerco II"), MILESTONE HEALTHCARE, INC., a Delaware corporation ("Milestone"), MILESTONE HEALTH CARE MANAGEMENT, INC., a Delaware corporation ("Milestone Management"), TRUCARE HEALTH SYSTEMS, INC., a Texas corporation ("Trucare"), TRUCARE REHABILITATION SERVICES, INC., a Texas corporation ("Trucare Rehabilitation"), and TRUCARE PHYSICAL THERAPY SERVICES, INC., a Texas corporation ("Trucare Physical"; Mergerco I, Mergerco II, Milestone, Milestone Management, Trucare, Trucare Rehabilitation and Trucare Physical are hereinafter referred to individually as a "Grantor" and collectively as the "Grantors"), and INTERNATIONALE NEDERLANDEN (U.S.) CAPITAL CORPORATION, a Delaware corporation ("ING"), as Agent (in such capacity, the "Agent") for itself and the other lenders (ING and such other lenders, collectively, the "Lenders") as are, or may become, parties to the Credit Agreement (as defined below).

                              W I T N E S S E T H:

RECITALS.

                 A. Pursuant to a Credit Agreement, dated as of even date herewith (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Mergerco I, Milestone, the Lenders and the Agent, the Lenders will extend a Term Loan and Revolving Loans to Mergerco I, all as more specifically described in the Credit Agreement; and

                 B. Immediately subsequent to the initial borrowing by Mergerco I under the Credit Agreement, Mergerco I shall be merged with and into Milestone (the "Merger") with Milestone surviving such Merger, assuming all of the obligations of Mergerco I under the Credit Agreement, and thereafter becoming the Borrower under the Credit Agreement (Mergerco I and Milestone, collectively, the "Borrower"); and

                 C. Pursuant to a Subsidiary Guaranty, dated as of even date herewith (together with all amendments and other modifications, if any, from time to time hereafter made thereto "Subsidiary Guaranty"), by Milestone Management, Mergerco II, Trucare, Trucare Rehabilitation and Trucare Physical
in favor of the Agent and the Lenders, Milestone Management, Mergerco II, Trucare, Trucare Rehabilitation and Trucare Physical have guaranteed, jointly and severally, all of the Obligations of the Borrower under the Credit
Agreement subject to the terms of the Subsidiary Guaranty; and
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                 D.       In order to induce the Lenders and the Agent to enter
into the Credit Agreement, and as a condition to the making of the Loans thereunder, each of the Grantors has agreed to grant a continuing security interest in and to the "Collateral" (as hereinafter defined) to secure the "Secured Obligations" (as hereinafter defined);

                 NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Definitions. Terms defined in the Credit Agreement and not otherwise defined herein, when used in this Agreement including its preamble and Recitals, shall have the respective meanings provided for in the Credit Agreement. The following additional terms (whether or not underscored), when used in this Agreement, shall have the following meanings:

                 "Accounts" means all "accounts" (as defined in the UCC), now or hereafter owned or acquired by a Person or in which a Person now or hereafter has or acquires any rights, and, in any event, shall mean and include, without limitation, (a) all accounts receivable, contract rights, book debts, notes, drafts and other obligations or indebtedness owing to such Person arising from the sale or lease of goods or other property by it or the performance of services by it (including, without limitation, any such obligation which might be characterized as an account, contract right or general intangible under the Uniform Commercial Code in effect in any jurisdiction), (b) all of such Person's rights in, to and under all purchase orders for goods, services or other property, and all of such Person's rights to any goods, services or other property represented by any of the foregoing (including returned or repossessed goods and unpaid sellers' rights of rescission, replevin, reclamation and rights to stoppage in transit), (c) all monies due to or to become due to such Person under all contracts for the sale, lease or exchange of goods or other property or the performance of services by it (whether or not yet earned by performance on the part of such Person) including, without limitation, all fees and other monies due to such Person under a Management Contract, and (d) all collateral security and guarantees of any kind given by such Person with respect to any of the foregoing, in each case whether now in existence or hereafter arising or acquired.

                 "Accounts Aging Report" means a detailed aged trial balance of all Accounts existing as of a specified date, specifying the names, addresses, face value and dates of invoices of each Account Debtor obligated on any Accounts so listed.





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                 "Collateral" means, collectively:

                 (i)           Accounts;

                 (ii)          Inventory;

                 (iii)         Documents;

                 (iv)          Equipment;

                 (v)           Instruments;

                 (vi)          General Intangibles;

                 (vii) the Collateral Account, all cash deposited therein from time to time, the investments made pursuant to Section 6 and other monies and property of any kind of any Grantor in the possession or under the control of the Agent or any Lender;

                 (viii) All other goods and personal property of any Grantor, whether tangible or intangible;

                 (ix) All books and records of any Grantor pertaining to any of the Collateral (including, without limitation, customer lists, credit files, computer programs, printouts and other computer materials and records); and

                 (x) All products and Proceeds of all or any of the Collateral described in clauses (i) through (ix) hereof.

                 "Collateral Account" means any cash collateral account established by a Grantor for the benefit and in the name and under the exclusive dominion and control of the Agent, pursuant to Section 6.

                 "Documents" means all "documents" (as defined in the UCC) or other receipts covering, evidencing or representing goods, now or hereafter owned or acquired by a Person or in which a Person now or hereafter has or acquires rights.

                 "Equipment" means all "equipment" (as defined in the UCC), now or hereafter owned or acquired by a Person or in which a Person now or hereafter has or acquires rights, and, in any event, shall mean and include, without limitation, all machinery, equipment, furnishings, fixtures, vehicles and computers and other electronic data processing and other office equipment and any and all additions, substitutions and replacements of any of the foregoing, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.





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                 "General Intangibles" means all "general intangibles" (as
defined in the UCC), now or hereafter owned or acquired by a Person or in which a Person now or hereafter has or acquires any rights, and, in any event, shall mean and include, without limitation, all obligations or indebtedness owing to a Person (other than Accounts) from whatever source arising, including, without limitation, rights to indemnification (including, without limitation, rights to indemnification under the Acquisition Agreement) and all other rights arising under the Acquisition Agreement, and all rights, title and interest which a Person may now or hereafter have in or under all contracts (in addition to contracts described in the definition of Accounts), causes of action, franchises, tax refund claims, customer lists, Intellectual Property, license royalties, goodwill, trade secrets, proprietary or confidential information, data bases, business records, data, skill, expertise, experience, processes, models, drawings, materials and records, permits and licenses, and all other intangible property of every kind and nature.

                 "Instruments" means all "instruments", "chattel paper" or "letters of credit" (each as defined in the UCC), including, without limitation, instruments, chattel paper and letters of credit evidencing, representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of, any of the Accounts, including (but not limited to) promissory notes, drafts, bills of exchange and trade acceptances, now or hereafter owned or acquired by a Person or in which a Person now or hereafter has or acquires any rights.

                 "Intellectual Property" means, collectively, (a) all systems software and applications software, including, but not limited to, source code, object code, screen displays and formats, program structure, sequence and organization, and audiovisual elements, all formulas, processes, ideas and know-how embodied in any of the foregoing, and all documentation and program materials, user manuals, operations manuals, flowcharts, programer's notes, outlines and specifications created in connection with any of the forgoing, whether or not patentable or copyrightable, (b) concepts, discoveries, improvements and ideas, (c) patents, patent rights and patent applications, copyrights and copyright applications, Trademarks, including, without limitation, the name "Milestone Healthcare" and all derivations thereof, and
(d) patent licenses, Trademark Licenses, copyright licenses and other licenses to use any of the items described in the foregoing clauses (a), (b), (c) and
(d) or any other items of a Person necessary for the conduct of its business.

                 "Inventory" means all "inventory" (as defined in the UCC), now or hereafter owned or acquired by a Person or in which a Person now or hereafter has or acquires any rights, wherever located, and, in any event, shall mean and include, without





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limitation, all raw materials, inventory and other materials and supplies, work-in-process, finished goods, and any products made or processed therefrom and all substances, if any, commingled therewith or added thereto.

                 "Perfection Certificate" means a certificate dated as of even date herewith, setting forth the corporate names, chief executive office or principal places of business in each State and other current locations of the Persons and such other information as the Agent deems reasonably pertinent to the perfection of security interests, completed and supplemented with the schedules and attachments contemplated thereby to the satisfaction of the Agent, and duly executed by the chief executive and chief financial Authorized Officer of each of the Persons.

                 "Permitted Liens" means the Security Interests and the Liens on the Collateral permitted to be created, to be assumed or to exist pursuant to Section 6.2.3 of the Credit Agreement.

                 "Proceeds" means all proceeds of, and all other profits, rentals or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or realization upon, Collateral, including, without limitation all claims of a Person against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of, any Collateral, and any condemnation or requisition payments with respect to any Collateral and the following types of property acquired with cash proceeds: Accounts, Inventory, General Intangibles, Documents, Instruments and Equipment.

                 "Secured Obligations" means (a) with respect to the Borrower, the Obligations, including, without limitation (i) all principal of and interest (including, without limitation, any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Borrower) on any Loan under, any Note issued pursuant to, and any other amount due from the Borrower under, the Credit Agreement, and (ii) all amounts payable by the Borrower to an Interest Rate Contract Counterparty that is a Lender pursuant to the terms of the Credit Agreement, and (iii) all other obligations (monetary or otherwise) to be performed by the Borrower under the Credit Agreement or any other Loan Document; (b) with respect to any Grantor that is a party to the Subsidiary Guaranty, all amounts payable and all obligations (monetary or otherwise) to be performed by such Grantor under the Subsidiary Guaranty; and (c) amounts payable and all renewals or extensions of any of the foregoing.

                 "Security Interests" means the security interests granted pursuant to Section 3, as well as all other security interests created or assigned as additional security for the Secured Obligations pursuant to the provisions of this Agreement.





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                 "Trademark License" means any written agreement now or
hereafter in existence granting to a Person any right to use any Trademark, including, without limitation, the agreements described in Schedule I to the Trademark Assignment.

                 "Trademarks" means all of the following: (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, other source or business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature, whether now existing or hereafter adopted or acquired, all registrations and recordings thereof, (ii) all applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, including, without limitation, those described in Schedule I to the Trademark Assignment, and (iii) all reissues, extensions or renewals thereof.

                 "UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of New York; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the Security Interests in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.


SECTION 2. Representations and Warranties. Each Grantor represents and warrants as follows:

                 (a) Such Grantor has good and marketable title to all of its Collateral, free and clear of any Liens other than the Permitted Liens.

                 (b) Other than financing statements or other similar or equivalent documents or instruments with respect to Permitted Liens, to such Grantor's knowledge, no financing statement, mortgage, security agreement or similar or equivalent document or instrument covering all or any part of the Collateral is on file or of record in any jurisdiction. No Collateral is in the possession of a Person (other than the Grantor) asserting any claim thereto or security interest therein, except that the Agent or its designee may have possession of Collateral as contemplated hereby.

                 (c) All of the information set forth in the Perfection Certificate is true and correct as of the date hereof.





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                          (d)     (i)  UCC financing statements in appropriate
         form having been filed in the offices specified in the Perfection Certificate, the Security Interests constitute valid and perfected security interests in the Collateral, prior to all other Liens and rights of others therein except for the Permitted Liens, to the extent that a security interest therein may be perfected by filing pursuant to the UCC.

                                  (ii)  When the Trademark Assignment is filed
         with the United States Patent and Trademark Office, the Security Interests shall constitute valid and perfected security interests in all right, title and interest of the Grantor in all Trademarks of such Grantor, prior to all other Liens and rights of others therein except for the Permitted Liens, to the extent that a security interest in such Trademarks may be perfected by a filing in such office.

                 (e) The Inventory and Equipment are insured in accordance with the requirements hereof and of the Credit Agreement.

SECTION 3.       The Security Interests.

                 (a) In order to secure the full and punctual payment and performance of its Secured Obligations in accordance with the terms thereof, each Grantor hereby grants to the Agent for its benefit and the ratable benefit of the Lenders a continuing security interest in and to all of the Collateral now or hereafter owned or acquired by such Grantor or in which such Grantor now has or hereafter has or acquires any rights, and wherever located.

                 (b) The Security Interests are granted as security only and shall not subject the Agent or any Lender to, or transfer to the Agent or any Lender, or in any way affect or modify, any obligation or liability of the Grantor with respect to any of the Collateral or any transaction in connection therewith.

SECTION 4.       Further Assurances; Covenants.

                 (a)      General.

                          (i) No Grantor will change the location of its chief executive office or principal place of business in any state unless it shall have given the Agent thirty (30) days prior notice thereof, executed and delivered to the Agent all financing statements and financing statement amendments which the Agent may request in connection therewith and delivered an opinion of counsel with respect thereto in accordance with Section 4(a)(viii). No Grantor shall change the locations where it keeps or holds any Collateral or any records relating thereto from the applicable location described in the Perfection Certificate unless the Grantor shall have given the Agent thirty (30) days prior notice of such change of location, executed and delivered to the Agent all financing statements and financing statement amendments which





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         the Agent may request in connection therewith and, if requested by the
         Agent, delivered an opinion of counsel with respect thereto in accordance with Section 4(a)(viii), provided, however, that the Grantor may keep Inventory at, or in transit to, any location described in the Perfection Certificate. No Grantor shall in any event change the location of any Collateral if such change would cause the Security Interests in such Collateral to lapse or cease to be perfected.

                          (ii) No Grantor will change its name, identity or corporate structure in any manner unless it shall have given the Agent thirty (30) days prior notice thereof, executed and delivered to the Agent all financing statements and financing statement amendments which the Agent may request in connection therewith, and, upon request from the Agent, delivered an opinion of counsel with respect thereto in accordance with Section 4(a)(viii).

                          (iii) The Grant will, from time to time, at its expense, execute, deliver, file and record any statement, assignment, instrument, document, agreement or other paper and take any other action (including, without limitation, any filings with the United States Patent and Trademark Office [Copyright or Patent filings and any filings of financing or continuation statements under the UCC) that from time to time may be necessary, or that the Agent may reasonably request, in order to create, preserve, upgrade in rank (to the extent required hereby), perfect, confirm or validate the Security Interests or to enable the Agent and the Lenders to obtain the full benefits of this Agreement, or to enable the Agent to exercise and enforce any of its rights, powers and remedies hereunder with respect to any of the Collateral. To the extent permitted by law, each Grantor hereby authorizes the Agent to execute and file financing statements, financing statement amendments or continuation statements without the Grantor's signature appearing thereon. Each Grantor agrees that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. The Grantors shall, jointly and severally, pay the costs of, or incidental to, any recording or filing of any financing statements, financing statement amendments or continuation statements concerning the Collateral.

                          (iv) If any Collateral exceeding in value $10,000 in the aggregate is at any time in the possession or control of any warehouseman, bailee (other than a carrier transporting Inventory to a purchaser in the ordinary course of business) or any of the Grantors' agents or processors, the Grantors shall notify in writing such warehouseman, bailee, agent or processor of the Security Interests created hereby, shall obtain such warehouseman's, bailee's, agent's





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         or processor's agreement in writing to hold all such Collateral for the Agent's account subject to the Agent's instructions, and shall cause such warehousemen, bailee, agent or processor to issue and deliver to the Agent warehouse receipts, bills of lading or any similar documents relating to such Collateral in the Agent's name and in form and substance acceptable to the Agent.

                          (v) The Grantors will immediately deliver and pledge each Instrument to the Agent, appropriately endorsed to the Agent, provided that so long as no Event of Default shall have occurred and be continuing, the Grantors may retain for collection in the ordinary course any Instruments (other than checks and drafts constituting payments in respect of Accounts if the provisions of
         Section 6(b) shall be applicable) received by it in the ordinary course of business and the Agent shall, promptly upon request of the Grantors, make appropriate arrangements for making any other Instrument pledged by the Grantor available to it for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed appropriate to the Agent, against trust receipt or like document).

                          (vi) No Grantor will (A) sell, transfer, lease, exchange, assign or otherwise dispose of, or grant any option, warrant or other right with respect to, any Collateral except that, subject to the rights of the Agent and the Lenders hereunder if an Event of Default shall have occurred and be continuing, the Grantors may dispose of assets if such disposition is permitted by Section 6.2.11 of the Credit Agreement, whereupon, in the case of such a disposition, sale or exchange, the Security Interests created hereby in such item (but not in any Proceeds arising from such disposition, sale or exchange) shall cease immediately without any further action on the part of the Agent; or (B) create, incur or suffer to exist any Lien with respect to any Collateral, except for the Permitted Liens.

                          (vii) The Grantors will, promptly upon request, provide to the Agent all information and evidence it may reasonably request concerning the Collateral, and in particular the Accounts, to enable the Agent to enforce the provisions of this Agreement.

                          (viii) Prior to each date on which any Grantor proposes to take any action contemplated by Section 4(a)(i) or Section 4(a)(ii), upon request of the Required Lenders such Grantor shall, at its cost and expense, cause to be delivered to the Agent and the Lenders an opinion of counsel, satisfactory to the Agent, to the effect that all financing statements and amendments or supplements thereto, continuation statements and other documents required to be recorded or filed in order to perfect and protect the Security Interests and priority thereof against all creditors





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         of and purchasers from such Grantor have been filed in each filing office necessary for such purposes and that all filing fees and taxes, if any, payable in connection with such filings have been paid in full.

                 (b)      Accounts, Etc.

                               (i)   Each Grantor shall use all reasonable
         efforts consistent with prudent business practice to cause to be collected from its Account Debtors, as and when due (or in the ordinary course of business), any and all amounts owing under or on account of each Account (including, without limitation, Accounts which are delinquent, such Accounts to be collected in accordance with lawful collection procedures) and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Account, except that, unless an Event of Default has occurred and is continuing, the Grantors may allow, as adjustments to amounts owing under its Accounts, extensions or renewals of the time or times of payment, settlements for less than the total unpaid balance (which the Grantors find appropriate in accordance with sound business judgment) and refunds or credits due as a result of returned or damaged merchandise, in each case in accordance with the Grantors' ordinary course of business consistent with its and the Sellers' historical collection practices. The costs and expenses (including, without limitation, attorney's fees) of collection of Accounts incurred by the Grantors or the Agent, shall be borne by the Grantors jointly and severally.

                               (ii)  Upon the occurrence and during the
         continuance of any Event of Default, upon request of the Agent, each Grantor will promptly notify (and each Grantor hereby authorizes the Agent so to notify) each Account Debtor in respect of any Account or Instrument that such Collateral has been assigned to the Agent hereunder, and that any payments due or to become due in respect of such Collateral are to be made directly to the Agent or its designee.

                               (iii) In all material respects, each Grantor will perform and comply with all of its obligations in respect of Accounts, Instruments and General Intangibles except where the failure to so perform and comply is deemed by such Grantor to be in its best business interest.

                               (iv) The Agent may rely on all statements and representations made by any Grantor on or with respect to any Borrowing Base Certificate and Accounts Aging Report in determining which Accounts listed on such Borrowing Base Certificate and Accounts Aging Report are Eligible Accounts. Unless otherwise indicated in writing by the Grantors, each Borrowing Base Certificate and Accounts Aging Report delivered by the Grantors to the Agent shall constitute a representation by the Grantors with respect to the Accounts listed





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         thereon that:  (A) such Accounts are genuine, are in all respects what they purport to be, are not evidenced by a judgment and are only evidenced by one, if any, executed original instrument, agreement, contract, or document, which has been delivered to the Agent and by invoices issued in respect thereof; (B) such Accounts represent undisputed, bona fide transactions completed in accordance with the terms and provisions contained in any documents related thereto; (C) except as set forth in clause (D) below, the amounts of the face value shown, and any invoices and statements delivered to the Agent with respect to any Account are actually and absolutely owing to the Grantors and are not contingent for any reason; (D) to the best of the Grantors' knowledge, there are no setoffs, counterclaims or disputes existing or asserted with respect to such Accounts, and the Grantors have not made any agreement with any Account Debtor thereunder for any deduction therefrom, except for discounts, rebates or allowances by the Grantors in the ordinary course of their business for prompt payments or as otherwise permitted by Section 4(b)(i) hereof, all of which discounts, rebates or allowances are reflected in the calculation of the face value of each respective invoice related thereto or have been disclosed by the Grantors to the Agent in writing; (E) to the best of the Grantors' knowledge, there are no facts, events, or occurrences which in any way impair in any material respect the validity or enforceability of any such Account or tend to reduce the amount payable thereunder from the amount of the invoice face value shown on any Accounts Aging Report, and on all contracts, invoices and statements delivered to the Agent with respect thereto;
         (F) the Grantors have no knowledge that any Account Debtor under any such Account (x) did not have the capacity to contract at the time any contract or other document giving rise to the Account was executed and
         (y) is not Solvent; (G) the goods, if any, giving rise to such Accounts are not, and were not at the time of the sale thereof, subject to any lien, claim, encumbrance or security interest, except those of the Agent and those removed, terminated or assigned to the Agent on or prior to the date hereof; (H) the Grantors have no knowledge of any fact or circumstance which would impair in any material respect the validity or collectibility of any such Account;
         (I) to the best of the Grantors' knowledge, there are no proceedings or actions which are threatened or pending against any Account Debtor under such Accounts which could reasonably result in any material adverse change in such Account Debtor's financial condition; (J) no security interest in such Accounts has been granted to a Person other than that granted to the Agent pursuant hereto; and (K) each invoice or other evidence of payment obligation furnished to Account Debtors with respect to such Accounts is issued in a Grantor's corporate name.





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                 (c)      Inventory, Etc.  The Grantors shall notify the Agent
immediately of any additional location where Inventory is stored which is not listed in the Perfection Certificate.

                 (d) Equipment, Etc. The Grantors shall, (i) on or prior to the Closing Date, in the case of Equipment now owned and (ii) within ten
(10) days after acquiring any other Equipment, deliver to the Agent any and all certificates of title, and applications therefor, if any, of such Equipment and shall cause the Agent to be named as lienholder on any such certificate of title and applications. The Grantors shall promptly inform the Agent of any material additions to or deletions from the Equipment and shall not permit any such items to become a fixture to real estate or an accession to other personal property.

                 (e) Patents, Trademarks, Etc. The Grantors shall notify the Agent immediately (i) of its acquisition after the Closing Date of any patent, patent license, Trademark or Trademark License and (ii) if it knows, or has reason to know, that any application or registration relating to any patent or Trademark owned by or licensed to the Grantors is reasonably likely to become abandoned or dedicated, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or any court) regarding any Grantor's ownership of any patent or Trademark, its right to register the same, or to keep and maintain the same.
In the event that any patent, patent license, Trademark or Trademark License is infringed, misappropriated or diluted by a third party, the Grantors shall notify the Agent promptly after they learn thereof and shall, unless the Grantors shall reasonably determine that any such action would be of immaterial economic value, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as the Grantors shall reasonably deem appropriate under the circumstances to protect such patent, patent license, Trademark or Trademark License. In no event shall the Grantors, either themselves or through any agent, employee or licensee, file an application for the registration of any patent or Trademark with the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, unless not less than thirty (30) days prior thereto it informs the Agent, and, upon issuance of such patent or Trademark, executes and delivers any and all agreements, instruments, documents and papers the Agent may reasonably request to evidence the Security Interests in such patent or Trademark and the goodwill and general intangibles of the Grantors relating thereto or represented thereby. Each Grantor hereby constitutes the Agent its attorney-in-fact to execute and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed, and such power, being coupled with an interest, shall be irrevocable until the Commitments have terminated and the Secured Obligations are paid in full.

SECTION 5. Reporting and Recordkeeping. Each Grantor covenants and agrees with the Agent and the Lenders that from and after the date of this Agreement and until the Commitments have terminated, and all Secured Obligations have been fully satisfied:

                 (a) Maintenance of Records Generally. Such Grantor will keep and maintain at its own cost and expense records of the Collateral, complete in all material respects, including, without limitation, a record of all payments received and all credits granted with respect to the Collateral and all other dealings with the Collateral. Such Grantor will mark its books and records pertaining to the Collateral to evidence this Agreement and the Security Interests. All Chattel Paper will be marked with the following legend: "This writing and the obligations evidenced or secured hereby are subject to the security interest of Internationale Nederlanden (U.S.) Capital Corporation, as Agent". For the Agent's and the Lenders' further security, such Grantor agrees that the Agent and the Lenders shall have a security interest in all of the Grantor's books and records pertaining to the Collateral and, upon the occurrence and during the continuation of any Default or Event of Default, the Grantor shall deliver and turn over any such books and records to the Agent or to its representatives at any time on demand of the Agent. Prior to the occurrence of a Default or an Event of Default and upon reasonable notice from the Agent, such Grantor shall permit any representative of the Agent, at reasonable times and reasonable intervals upon one Business Day's notice, to inspect such books and records and will provide photocopies thereof to the Agent.

                 (b) Special Provisions Regarding Maintenance of Records and Reporting Re: Accounts, Inventory and Equipment.

                               (i)   Such Grantor shall keep complete and
         accurate records of its Accounts and, concurrently with the delivery of each Borrowing Base Certificate as provided in the Credit Agreement, within thirty (30) days after the close of each Fiscal Month, shall deliver to the Agent an Accounts Aging Report as of the last day of such Fiscal Month; in each case together with invoice registers and copies, prior to the occurrence of an Event of Default, and the originals, after the occurrence of an Event of Default, of such invoices, shipping receipts, orders and other documents relating to the creation of the Accounts listed on such Accounts Aging Report as the Agent shall reasonably request. In addition, at the request of the Agent, such Grantor shall deliver to the Agent the original copy of all documents, including, without limitation, repayment histories, present status reports, relating to the Accounts so scheduled and such other matters and information relating to the status of then existing Accounts as the Agent shall reasonably request.

                               (ii) In the event any amounts due and owing in excess of $50,000 individually or $100,000 in the aggregate are in dispute between any Account Debtor and such Grantor, such Grantor shall provide the Agent with written notice thereof promptly after such Grantor's learning thereof explaining in detail the reason for the dispute, all claims related thereto and the amount in controversy.

                               (iii) Such Grantor shall, consistent with customary and prudent business practices, keep correct and accurate records, itemizing and describing the kind, type, location, quality and quantity of Inventory, and the withdrawals therefrom and additions thereto, and shall furnish to the Agent, upon request, (A) a current Schedule of Inventory, and (B) a current summary of all changes in the location of and the Persons in possession of any of the Inventory.

                               (iv) If any Account Debtor returns or rejects any Inventory generating an Account on which the Account Debtor is obligated in excess of $50,000 for any individual Account Debtor or in excess of $100,000 in the aggregate for all Account Debtors, such Grantor shall notify the Agent of the same immediately, specifying the reason for such return or rejection and the location and condition of the returned Inventory.

                               (v)   Such Grantor shall maintain itemized
         records, accurate in all material respects, itemizing and describing the kind, type, quality, quantity and book value of its Equipment and shall furnish the Agent with a current schedule containing the foregoing information on the Closing Date, and on an annual basis after the Closing Date, and more often if requested by the Agent after the occurrence and during the continuation of an Event of Default.

                               (vi) Such Grantor will promptly upon, but in no event later than five (5) Business Days after:

                               (A) Such Grantor's learning thereof, inform the Agent, in writing, of any material delay in the Grantor's performance of any of its material obligations to any Account Debtor and of any assertion of any material claims, offsets or counterclaims by any Account Debtor and of any allowances, credits and/or other monies granted by such Grantor to any Account Debtor, in each case involving amounts in excess of $50,000 for any single Account or Account Debtor or in excess of $100,000 in the aggregate for all Accounts and Account Debtors;

                               (B)   such Grantor's receipt or learning
                 thereof, furnish to and inform the Agent of all material adverse information relating to the financial condition of any Account Debtor with respect to Accounts exceeding $50,000 individually or $100,000 in the aggregate;

                               (C) such Grantor's learning thereof, inform the Agent in writing in the event any Eligible Accounts having an aggregate value of $50,000 or more, in either case, became ineligible and of the reasons for such ineligibility.

                               (vii) Such Grantor will promptly notify the Agent in writing if any Account, the face value of which exceeds $10,000, arises out of a contract with the United States of America, or any department, agency, subdivision or instrumentality thereof, or of any state (or department, agency, subdivision or instrumentality thereof) where such state has a state assignment of claims act or other law comparable to the Federal Assignment of Claims Act, and will take any action required or requested by the Agent to give notice of the Agent's security interest in such Accounts under the provisions of the Federal Assignment of Claims Act or any comparable law or act enacted by any state or local governmental authority; and

                               (viii)      Such Grantor at its expense will
         cause independent public accountants reasonably satisfactory to the Agent to prepare and deliver to the Agent at any time and from time to time promptly upon the Agent's request (such request to be made only once in any twelve-month period unless the Agent has a reasonable basis to make such request more frequently), the following reports:
         (A) a reconciliation of all of its Accounts, (B) an aging of all of its Accounts, (C) trial balances, and (D) a test verification of such Accounts.

                 (c) Further Identification of Collateral. Such Grantor will if so requested by the Agent furnish to the Agent, as often as the Agent reasonably requests, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Agent may reasonably request, all in reasonable detail.

                 (d)      Notices.  In addition to the notices required by
Section 5(b) hereof, such Grantor will advise the Agent promptly, in reasonable detail, (i) of any material Lien or claim made or asserted against any of the Collateral, (ii) of any material adverse change in the composition of the Collateral, and (iii) of the occurrence of any other event which would have a material adverse effect on the aggregate value of the Collateral or on the validity, perfection or priority of the Security Interests.


SECTION 6.       Collateral Account.

                 (a) Each Grantor hereby establishes with the Agent a Collateral Account in the name and under the exclusive dominion and control of the Agent, into which there shall be deposited from time to time the cash proceeds of the Collateral required to be delivered to the Agent pursuant to subsection (b) of this Section 6 or any other provision of this Agreement. Any income received by the Agent with respect to the balance from time to time standing to the credit of the Collateral Account, including any interest or capital gains on investments of amounts on deposit in the Collateral Account, shall remain, or be deposited, in the Collateral Account. All right, title and interest in and to the cash amounts on deposit from time to time in the Collateral Account together with any investments from time to time made pursuant to subsection (d) of this
Section 6 shall vest in the Agent, shall constitute part of the Collateral hereunder and shall not constitute payment of the Secured Obligations until applied thereto as hereinafter provided.

                 (b) Upon the occurrence and during the continuation of an Event of Default or a Material Adverse Change, if requested by the Agent, each Grantor shall instruct all Account Debtors and other Persons obligated in respect of (i) all Government Accounts to make all payments in respect of such Accounts to one or more banks in any state in the United States (by instructing that such payments be remitted to a post office box which shall be in the name and under the exclusive dominion and control of such banks) under a Lockbox Letter in a form satisfactory to the Agent duly executed by such Grantor, pursuant to which such Grantor shall have instructed such banks (and such banks shall have agreed) to remit all proceeds of such payments for deposit into the Collateral Account, and (ii) all Accounts that are not Government Accounts to make all payments in respect of the Accounts either (A) directly to the Agent (by instructing that such payments be remitted to a post office box which shall be in the name and under the exclusive dominion and control of the Agent) or
(B) to one or more banks in any state in the United States (by instructing that such payments be remitted to a post office box which shall be in the name and under the exclusive dominion and control of such bank) under a Lockbox Letter in a form satisfactory to the Agent, duly executed by such Grantor and such bank, pursuant to which such Grantor shall have irrevocably instructed such other bank (and such other bank shall have agreed) to remit all proceeds of such payments directly to the Agent for deposit into the Collateral Account or as the Agent may otherwise instruct such bank; and thereafter if the proceeds of any Collateral shall be received by any Grantor, such Grantor will promptly deposit such proceeds into the Collateral Account and until so deposited, all such proceeds shall be held in trust by such Grantor for and as the property of the Agent and the Lenders and shall not be commingled with any other funds or property of such Grantor. At any time after the occurrence and during the continuance of an Event of Default, the Agent may itself so instruct such Grantor's Account Debtors. All such payments made to the Agent shall be deposited in the Collateral Account. Notwithstanding anything to the contrary set forth herein, all arrangements made pursuant to clause (i) of this Section 6(b) shall comply with Medicare Carriers Manual
Section 3060.11, as revised by Trans. No. 1445 (February 1993) and Medicare Intermediary Manual Section 3488.2, as revised by Trans. No. 1590 (February
1993), and any other laws and regulations applicable to Government Accounts.

                 (c) Provided no Event of Default has occurred and is continuing, (i) the balance from time to time standing to the credit of the Collateral Account shall be distributed to the Grantors upon the order of the Grantor, and (ii) if immediately available cash on deposit in the Collateral Account is not sufficient to make any such distribution to the Grantors, the Agent shall liquidate as promptly as practicable such investments made with amounts deposited in the Collateral Account as the Grantors may direct and, notwithstanding any other provision of this Section 6, such distribution shall not be made until such liquidation has taken place.

                 (d) Amounts on deposit in the Collateral Account shall be invested and re-invested from time to time in such Cash Equivalent Investments as the Grantors shall determine, which investments shall be held in the name and be under the control of the Agent; provided that, if an Event of Default has occurred and is continuing, the Agent may and, if instructed by the Required Lenders, shall liquidate any such investments and apply or cause to be applied the proceeds thereof to the payment of the Secured Obligations in the manner specified in Section 10; and provided further that (i) each such investment shall mature within thirty (30) days after it is acquired by the Agent and (ii) in order to provide the Agent, for its benefit and the benefit of the Lenders, with a perfected security interest therein, each such investment shall be either:

                          (i) evidenced by negotiable certificates or instruments, or if non-negotiable then issued in the name of the Agent, which (together with any appropriate instruments of transfer) are delivered to, and held by, the Agent or an agent thereof (which shall not be the Grantor or any of its Affiliates) in the State of New York; or

                          (ii) in book-entry form and issued by the United States and subject to pledge under applicable state law and Treasury regulations and as to which (in the opinion of counsel to the Agent) appropriate measures shall have been taken for perfection of the Security Interests.

SECTION 7. General Authority. Each Grantor hereby irrevocably appoints the Agent its true and lawful attorney, with full power of substitution, in the name of the Grantor, the Agent, the Lenders or otherwise, for the sole use and benefit of the Agent and the Lenders, but at the Grantor's expense, to exercise, at any time from time to time all or any of the following powers:

                               (i)   to file the financing statements,
         financing statement amendments and continuation statements referred to in Section 4(a)(iii),

                               (ii) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due with respect to any Collateral or by virtue thereof,

                               (iii) to settle, compromise, compound, prosecute or defend any action or proceeding with respect to any Collateral,

                               (iv)  to sell, transfer, assign or otherwise
         deal in or with the Collateral or the proceeds or avails thereof, as fully and effectually as if the Agent were the absolute owner thereof, and

                               (v) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference to the Collateral;

provided that the Agent shall not take any of the actions described in this
Section 7 except those described in clause (i) above unless an Event of Default shall have occurred and be continuing.

SECTION 8.       Remedies upon Event of Default.

                 (a) If any Event of Default has occurred and is continuing, the Agent may exercise on behalf of the Lenders all rights of a secured party under the UCC (whether or not in effect in the jurisdiction where such rights are exercised) and, in addition, the Agent may (i) withdraw all cash, if any, in the Collateral Account and investments made with amounts on deposit in the Collateral Account, and apply such monies, investments and other cash, if any, then held by it as Collateral as specified in Section 10 and (ii) sell the Collateral or any part thereof at public or private sale, for cash, upon credit or for future delivery, and at such price or prices as the Agent may deem satisfactory. The Agent shall give the Grantor not less than ten days' prior written notice of the time and place of any sale or other intended disposition of any of the Collateral, except any Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. The Grantor agrees that any such notice constitutes "reasonable notification" within the meaning of Section 9-504(3) of the UCC (to the extent such Section is applicable).

The Agent or any Lender may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations or if otherwise permitted under applicable law, at any private sale) and thereafter hold the same, absolutely, free from any right or claim of whatsoever kind. The Grantors will execute and deliver such documents and take such other action as the Agent deems necessary or advisable in order that any such sale may be made in compliance with law. Upon any such sale the Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold to it absolutely, free from any claim or right of any kind, including any equity or right of redemption of the Grantors. To the extent permitted by law, each Grantor hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter adopted. The notice (if any) of such sale shall (1) in case of a public sale, state the time and place fixed for such sale, and (2) in the case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Agent may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Agent may determine. The Agent shall not be obligated to make any such sale pursuant to any such notice. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Agent until the selling price is paid by the purchaser thereof, but the Agent shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice. The Agent, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction. The Grantors shall remain liable, jointly and severally, for any deficiency.

                 (b) For the purpose of enforcing any and all rights and remedies under this Agreement, the Agent may (i) require the Grantors to, and the Grantors agree that they will, at their expense and upon the request of the Agent, forthwith assemble all or any part of the Collateral as directed by the Agent and make it available at a place designated by the Agent which is, in the Agent's opinion, reasonably convenient to the Agent and the Grantors, whether at the premises of a Grantor or otherwise, (ii) to the extent permitted by applicable law, enter, with or without process of law and without breach of the peace, any premise where any of the Collateral is or may be located and, without charge or liability to the Agent, seize and remove such Collateral from such premises, (iii) have access to and use the Grantors' books and records relating to the Collateral and (iv) prior to the disposition of the Collateral, store or transfer such Collateral without charge in or by means of any storage or transportation facility owned or leased by the Grantors, process, repair or recondition such Collateral or otherwise prepare it for disposition in any manner and to the extent the Agent deems appropriate and, in connection with such preparation and disposition, use without charge any trademark, trade name, copyright, patent or technical process used by the Grantors.

                 (c) Without limiting the generality of the foregoing, if any Event of Default has occurred and is continuing:

                               (i)  the Agent may license, or sublicense,
         whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any patents or Trademarks included in the Collateral throughout the world for such term or terms, on such conditions and in such manner as the Agent shall in its sole discretion determine;

                               (ii) the Agent may (without assuming any obligations or liability thereunder), at any time and from time to time, enforce (and shall have the exclusive right to enforce) against any licensee or sublicensee all rights and remedies of the Grantors in, to and under any patent licenses or Trademark Licenses and take or refrain from taking any action under any thereof, and each Grantor hereby releases the Agent and each of the Lenders from, and agrees to hold the Agent and each of the Lenders free and harmless from and against any claims arising out of, any lawful action so taken or omitted to be taken with respect thereto; and

                               (iii)       upon request by the Agent, the
         Grantors will execute and deliver to the Agent powers of attorney, in form and substance satisfactory to the Agent, for the implementation of any lease, assignment, license, sublicense, grant of option, sale or other disposition of a patent or Trademark. In the event of any such disposition pursuant to this Section, the Grantors shall supply their know-how and expertise relating to the manufacture and sale of the products bearing Trademarks or the products or services made or rendered in connection with patents, and its customer lists and other records relating to such patents or Trademarks and to the distribution of said products, to the Agent.


SECTION 9. Limitation on Duty of Agent in Respect of Collateral. Beyond reasonable care in the custody thereof, the Agent shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Agent shall be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and the Agent shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by the Agent in good faith.

SECTION 10. Application of Proceeds. Upon the occurrence and during the continuance of an Event of Default, the proceeds of any sale of, or other realization upon, all or any part of the Collateral of any Grantor shall be applied by the Agent in the following order of priorities:

                   first, to payment of the reasonable out-of-pocket expenses of such sale or other realization, including reasonable compensation to agents and counsel for the Agent, and all reasonable out-of-pocket expenses, liabilities and advances incurred or made by the Agent in connection therewith, and any other unreimbursed expenses for which the Agent or any Lender is to be reimbursed pursuant to Section 9.3 of the Credit Agreement, or Section 13 hereof or any corresponding provision of any of the other Loan Documents;

                   second, to the ratable payment of accrued but unpaid interest (including post-petition interest) and fees constituting Secured Obligations of such Guarantor;

                   third, to the ratable payment of unpaid principal of the Secured Obligations of such Guarantor;

                   fourth, to the ratable payment of all other Secured Obligations of such Guarantor, until all such Secured Obligations shall have been paid in full; and

                   finally, to payment to such Grantor or its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

The Agent may make distributions hereunder in cash or in kind or, on a ratable basis, in any combination thereof.

SECTION 11. Concerning the Agent. The provisions of Article 8 of the Credit Agreement shall inure to the benefit of the Agent in respect of this Agreement and shall be binding upon the parties to the Credit Agreement in such respect. In furtherance and not in derogation of the rights, privileges and immunities of the Agent therein set forth:

                   (a) The Agent is authorized to take all such action as is provided to be taken by it as Agent hereunder and all other action reasonably incidental thereto. As to any matters not expressly provided for herein, the Agent may request instructions from the Lenders and shall act or refrain from acting in accordance with written instructions from the Required Lenders or, in the absence of such instructions, in accordance with its discretion.

                   (b) The Agent shall not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Security Interests, whether impaired by operation of law or by reason of any action or omission to act on its part.
The Agent shall have no duty to ascertain or inquire as to the performance or observance of any of the terms of this Agreement by the Grantors.

SECTION 12. Appointment of Co-Agents. At any time or times, in order to comply with any legal requirement in any jurisdiction, the Agent may appoint another bank or trust company or one or more other Persons, either to act as co-agent or co-agents, jointly with the Agent, or to act as separate agent or agents on behalf of the Agent and the Lenders with such power and authority as may be necessary for the effectual operation of the provisions hereof and specified in the instrument of appointment (which may, in the discretion of the Agent, include provisions for the protection of such co-agent or separate agent similar to the provisions of Section 11).

SECTION 13. Expenses. In the event that any Grantor fails to comply with the provisions of the Credit Agreement, this Agreement or any other Loan Document, such that the value of any Collateral or the validity, perfection, rank or value of the Security Interests are thereby diminished or potentially diminished or put at risk, the Agent if requested by the Required Lenders may, but shall not be required to, effect such compliance on behalf of the Grantor, and the Grantors shall reimburse the Agent, jointly and severally, for the reasonable costs thereof on demand. All reasonable insurance expenses and all reasonable expenses of protecting, storing, warehousing, appraising, insuring, handling, maintaining and shipping the Collateral, any and all excise, stamp, intangibles, transfer, property, sales, and use taxes imposed by any state, federal, or local authority or any other Governmental Authority on any of the Collateral, or in respect of periodic appraisals and inspections of the Collateral to the extent the same may be requested by the Required Lenders from time to time, or in respect of the sale or other disposition thereof, shall be borne and paid by the Grantors; and if the Grantors fail promptly to pay any portion thereof when due, the Agent or any Lender may, at its option, but shall not be required to, pay the same and charge the Grantors' accounts therefor, and the Grantors agree to reimburse the Agent or such Lender therefor on demand.

All sums so paid or incurred by the Agent or any Lender for any of the foregoing and any and all other sums for which the Grantors may become liable hereunder and all reasonable costs and expenses (including reasonable attorneys' fees, legal expenses and court costs) reasonably incurred by the Agent or any Lender in enforcing or protecting the Security Interests or any of their rights or remedies thereon shall be payable by the Grantors on demand and shall bear interest (after as well as before judgment) until paid at the rate set forth in Section 3.4.3 of the Credit Agreement and shall be additional Secured Obligations hereunder.

SECTION 14.        Termination of Security Interests; Release of Collateral.
Upon the repayment in full of all Secured Obligations and the termination of the Commitments, the Security Interests shall terminate and all rights to the Collateral shall revert to the Grantors. At any time and from time to time prior to such termination of the Security Interests, the Agent may release any of the Collateral with the prior written consent of the Required Lenders; provided, however, that the Security Interest of the Agent in any Collateral constituting an asset of which the Grantors may dispose under Section 6.2.11 of the Credit Agreement shall automatically terminate and be released upon such disposition by the Grantors without the necessity of any further action or consent by the Agent or any Lender. Upon any such termination of the Security Interests or release of Collateral, the Agent will, at the expense of the Grantors, execute and deliver to the Grantors such documents as the Grantors shall reasonably request, including but not limited to a UCC-3 termination statement, to evidence the termination of the Security Interests or the release of such Collateral, as the case may be.

SECTION 15. Notices. All notices hereunder shall be in writing or by telex or telecopy and shall be sufficiently given to the Agent, the Lenders or the Grantors if addressed or delivered to them at, in the case of the Borrower, the Agent and the Lenders, their respective addresses and telecopier numbers specified in Section 9.2 of the Credit Agreement and, in the case of the Grantors that are Subsidiaries of the Borrower, care of the Borrower at the address specified for the Borrower in Section 9.2 of the Credit Agreement (in each case with copies addressed as provided in Section 9.2 of the Credit Agreement), or at such other address as any party may designate to any other party by written notice. All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; when received if deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when transmission is verified, if telecopied; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

SECTION 16. Waivers, Non-Exclusive Remedies. No failure on the part of the Agent to exercise, and no delay in exercising and no course of dealing with respect to, any right under the Credit Agreement, this Agreement or any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise by the Agent or any Lender of any right under the Credit Agreement, this Agreement or any other Loan Document preclude any other or further exercise thereof or the exercise of any other right. The rights in this Agreement, the Credit Agreement and the other Loan Documents are cumulative and are not exclusive of any other remedies provided by law. This Agreement is a Loan Document executed pursuant to the Credit Agreement.

SECTION 17. Successors and Assigns. This Agreement is for the benefit of the Agent and the Lenders and their successors and assigns, and in the event of an assignment of all or any of the Secured Obligations, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Agreement shall be binding on the Grantors and their successors and assigns; provided that the Grantors may not assign any of their rights or obligations hereunder without the prior written consent of the Agent and the Lenders.

SECTION 18. Changes in Writing. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by the Grantors and the Agent with the consent of the Required Lenders.

SECTION 19. New York Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT PERFECTION (AND THE EFFECT OF PERFECTION AND NONPERFECTION) AND CERTAIN REMEDIES MAY BE GOVERNED BY THE LAWS OF ANY JURISDICTION OTHER THAN NEW YORK.

SECTION 20. Severability. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Agent and the Lenders in order to carry out the intentions of the parties hereto as nearly as may be possible; and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

SECTION 21.        Effectiveness of Execution and Delivery by Certain Parties.
This Agreement shall be deemed executed and delivered by Milestone, Milestone Management, Trucare, Trucare Rehabilitation and Trucare Physical immediately upon effectiveness of the Merger, and the execution and delivery by such parties of this Agreement shall not be a condition to the execution, delivery or effectiveness of this Agreement as between Mergerco I, Mergerco II and the Agent.

                   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                  MHI ACQUISITION CORPORATION I



                                  By: /s/ William A. Brosius
                                      -----------------------------------------
                                       Name:
                                       Title:


                                  MHI ACQUISITION CORPORATION II



                                  By: /s/ William A. Brosius
                                      -----------------------------------------
                                       Name:
                                       Title:


                                  MILESTONE HEALTHCARE, INC.



                                  By: /s/ William A. Brosius
                                      -----------------------------------------
                                       Name:
                                       Title:




                                  MILESTONE HEALTHCARE MANAGEMENT, INC.



                                  By: /s/ William A. Brosius
                                      -----------------------------------------
                                       Name:
                                       Title:

                                  TRUCARE HEALTH SYSTEMS, INC.


                                  By: /s/ William A. Brosius
                                      ----------------------------------------
                                       Name:
                                       Title:


                                  TRUCARE REHABILITATION SERVICES, INC.


                                  By: /s/ William A. Brosius
                                      ----------------------------------------
                                       Name:
                                       Title:



                                  TRUCARE PHYSICAL THERAPY SERVICES, INC.


                                  By: /s/ William A. Brosius
                                      ----------------------------------------
                                       Name:
                                       Title:



                                  INTERNATIONALE NEDERLANDEN (U.S.)
                                   CAPITAL CORPORATION, as Agent


                                  By: /s/
                                      ----------------------------------------
                                       Name:
                                       Title: